SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 17, 1998 (Date of earliest event reported) ABN AMRO Mortgage Corporation(as depositor under the Pooling and Servicing Agreement,dated as of June 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1998-2) Delaware (State or other jurisdiction of organization) 333-42127-02 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on September 25, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: September 25, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Ted Novak (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-Through Certificates Series 1998-2 Payment Date: 09/25/02 Prior Payment: 08/26/02 Record Date: 08/30/02 WAC: 7.215375% WAMM: 277 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 2 Asset Backed Facts Sheets 3 Delinquency Loan Detail Total Pages Included In This Package 9 LaSalle Web Site www.etrustee.ne 0 0 0 0 Monthly Data File Name: ABN98002_200209 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 85,806,003.00 53,080,926.16 7,761,969 00077BBV4 1000.000000000 618.615531596 90.459513771 IA-2 42,000,000.00 0.00 00077BAX1 1000.000000000 0.000000000 0.000000000 IA-3 22,300,000.00 00077BAY9 1000.000000000 0.000000000 0.000000000 IA-4 17,651,035.00 7,961,4 221,29 00077BAZ6 1000.000000000 451.049196832 12.536948117 IA-5 71,376,367.00 00077BBA0 1000.000000000 0.000000000 0.000000000 IA-6 5,754,681.00 00077BBB8 1000.000000000 0.000000000 0.000000000 IA-7 9,443,982.00 0.00 00077BBC6 1000.000000000 0.000000000 0.000000000 IA-8 25,960,631.00 15,462,98 1865007.62 00077BBD4 1000.000000000 595.632238677 71.839841643 IA-9 40,000,000.00 40,000,00 0.00 00077BBE2 1000.000000000 1000.000000000 0.000000000 IA-10 28,500,000.00 3,947,8 1,147,170 00077BBF9 1000.000000000 138.521252632 40.251607018 IA-11 1,430,000.00 1,430,0 0.00 00077BBG7 1000.000000000 1000.000000000 0.000000000 IA-12 9,500,000.00 9,500,0 0.00 00077BBH5 1000.000000000 1000.000000000 0.000000000 IA-13 9,995,480.00 9,995,4 0.00 00077BBJ1 1000.000000000 1000.000000000 0.000000000 IA-14 50,529,404.00 11,306,79 1,832,631 00077BBK8 1000.000000000 223.766556202 36.268618367 IA-X 12,784,321.00 3,686,1 0.00 00077BBL6 1000.000000000 288.331226428 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 0.00 280,439.40 45,599,396.25 00077BBV4 0.000000000 3.268295809 531.424313635 IA-2 0.00 0.00 00077BAX1 0.000000000 0.000000000 0.000000000 IA-3 0.00 0.00 00077BAY9 0.000000000 0.000000000 0.000000000 IA-4 0.00 0.00 7,740,195 00077BAZ6 0.000000000 0.000000000 438.51224872 IA-5 0.00 0.00 00077BBA0 0.000000000 0.000000000 0.000000000 IA-6 0.00 0.00 00077BBB8 0.000000000 0.000000000 0.000000000 IA-7 0.00 0.00 00077BBC6 0.000000000 0.000000000 0.000000000 IA-8 0.00 0.00 13,597,981. 00077BBD4 0.000000000 0.000000000 523.792397034 IA-9 0.00 0.00 40,000,000. 00077BBE2 0.000000000 0.000000000 1000.000000000 IA-10 0.00 0.00 2,800,684 00077BBF9 0.000000000 0.000000000 98.269645614 IA-11 0.00 0.00 1,430,000 00077BBG7 0.000000000 0.000000000 1000.000000000 IA-12 0.00 0.00 9,500,000 00077BBH5 0.000000000 0.000000000 1000.000000000 IA-13 0.00 0.00 9,995,480 00077BBJ1 0.000000000 0.000000000 1000.000000000 IA-14 0.00 0.00 9,474,159 00077BBK8 0.000000000 0.000000000 187.497937834 IA-X 0.00 0.00 3,374,011 00077BBL6 0.000000000 0.000000000 263.917950534 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IA-1 49,531.00 0.00 0.074596376 00077BBV4 0.577243995 0.000000000 0.069479763 IA-2 0.00 0.00 0.064000000 00077BAX1 0.000000000 0.000000000 0.064 IA-3 0.00 0.00 0.064000000 00077BAY9 0.000000000 0.000000000 0.064 IA-4 42,461.25 0.00 0.064000000 00077BAZ6 2.405595479 0.000000000 0.064 IA-5 0.00 0.00 0.070000000 00077BBA0 0.000000000 0.000000000 0.07 IA-6 0.00 0.00 0.070000000 00077BBB8 0.000000000 0.000000000 0.07 IA-7 0.00 0.00 0.064000000 00077BBC6 0.000000000 0.000000000 0.064 IA-8 82,469.27 0.00 0.064000000 00077BBD4 3.176705142 0.000000000 0.064 IA-9 213,333.33 0.00 0.064000000 00077BBE2 5.333333250 0.000000000 0.064 IA-10 22,206.69 0.00 0.0675 00077BBF9 0.779182105 0.000000000 0.0675 IA-11 8,043.75 0.00 0.0675 00077BBG7 5.625000000 0.000000000 0.0675 IA-12 53,437.50 0.00 0.0675 00077BBH5 5.625000000 0.000000000 0.0675 IA-13 56,224.58 0.00 0.0675 00077BBJ1 5.625000500 0.000000000 0.0675 IA-14 63,600.70 0.00 0.0675 00077BBK8 1.258686922 0.000000000 0.0675 IA-X 20,734.42 0.00 0.0675 00077BBL6 1.621863218 0.000000000 0.0675 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 37,595,583.00 13,702,806.50 546,567.73 00077BBN2 1000.000000000 364.479159693 14.538083636 IIA-X 1,507,139.00 342,2 0.00 00077BBP7 1000.000000000 227.062077897 0.000000000 IIA-P 352,210.00 207,029.95 6,437.53 00077BBQ5 1000.000000000 587.802589364 18.277533290 M 8,829,808.00 8,283,743.98 13,004.22 00077BBR3 1000.000000000 938.156750407 1.472763621 B-1 4,215,000.00 3,954,330.71 6,207.70 00077BBS1 1000.000000000 938.156752076 1.472763938 B-2 1,989,733.00 1,866,681.46 2,930.41 00077BBT9 1000.000000000 938.156757716 1.472765441 B-3 2,147,792.00 2,014,965.57 3,163.19 00077BBW2 1000.000000000 938.156753540 1.472763657 B-4 954,574.00 895,540.06 1,405.86 00077BBX0 1000.000000000 938.156769407 1.472761672 B-5 954,573.94 895,539.99 1,405.86 00077BBY8 1000.000000000 938.156755044 1.472761764 R (Component R- 100.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 0.00 0.00 13,156,238.77 00077BBN2 0.000000000 0.000000000 349.9410761 IIA-X 0.00 0.00 332,137.01 00077BBP7 0.000000000 0.000000000 220.3758294 IIA-P 0.00 0.00 200,592.42 00077BBQ5 0.000000000 0.000000000 569.5250561 M 0.00 0.00 8,270,739.76 00077BBR3 0.000000000 0.000000000 936.6839868 B-1 0.00 0.00 3,948,123.01 00077BBS1 0.000000000 0.000000000 936.6839881 B-2 0.00 0.00 1,863,751.05 00077BBT9 0.000000000 0.000000000 936.6839923 B-3 0.00 0.00 2,011,802.38 00077BBW2 0.000000000 0.000000000 936.6839899 B-4 0.00 0.00 894,134.20 00077BBX0 0.000000000 0.000000000 936.6840077 B-5 0.00 0.00 894,134.13 00077BBY8 0.000000000 0.000000000 936.6839933 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IIA-1 74,223.54 0.00 6.500000000% 00077BBN2 1.974262242 0.000000000 6.500000000% IIA-X 1,853.66 0.00 6.500000000% 00077BBP7 1.229919735 0.000000000 6.500000000% IIA-P 0.00 0.00 00077BBQ5 0.000000000 0.000000000 M 46,472.54 0.00 6.732106390% 00077BBR3 5.263142755 0.000000000 6.947976250% B-1 22,184.15 0.00 6.732106390% 00077BBS1 5.263143535 0.000000000 6.947976250% B-2 10,472.25 0.00 6.732106390% 00077BBT9 5.263143346 0.000000000 6.947976250% B-3 11,304.14 0.00 6.732106390% 00077BBW2 5.263144662 0.000000000 6.947976250% B-4 5,024.06 0.00 6.732106390% 00077BBX0 5.263143559 0.000000000 6.947976250% B-5 5,023.73 0.00 6.732106390% 00077BBY8 5.262798186 0.000000000 6.947976250% R (Component R- 10.36 10.36 6.750000000% 9ABSB500 103.60 103.600000000 6.750000000% ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes477,286,956.94 184,506,164.87 13,128,752.59 None 1000.000000000 386.572819951 27.507042460 R (Component R- 0.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes 0.00 0.00 171,377,412.28 None 0.000000000 0.000000000 359.065777491 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC 1 Interes 1,069,040.28 10.36 6.952875220% None 2.23982714 0.00002171 6.947976250% R (Component R- 10.06 0.00 9ABSB500 0.00002108 0.00000000 Other Related Information Accrued ReimbursemeNet Prior Class Certificatof Prior Prepayment Unpaid Interest Losses Int. ShortfalInterest IA-1 329,970. 0.00 0.00 0.00 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 42,461. 0.00 0.00 0.00 IA-5 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 0.00 IA-8 82,469. 0.00 0.00 0.00 IA-9 213,333. 0.00 0.00 0.00 IA-10 22,206. 0.00 0.00 0.00 IA-11 8,043 0.00 0.00 0.00 IA-12 53,437. 0.00 0.00 0.00 IA-13 56,224. 0.00 0.00 0.00 IA-14 63,600. 0.00 0.00 0.00 IA-X 20,734. 0.00 0.00 0.00 IIA-1 74,223. 0.00 0.00 0.00 IIA-X 1,853 0.00 0.00 0.00 IIA-P 0.00 0.00 0.00 0.00 M 46,472. 0.00 0.00 0.00 B-1 22,184. 0.00 0.00 0.00 B-2 10,472. 0.00 0.00 0.00 B-3 11,304. 0.00 0.00 0.00 B-4 5,024 0.00 0.00 0.00 B-5 5,024 0.00 0.00 0.00 R (Compone 0.00 0.00 0.00 Total 1069050.98 0.00 0.00 0.00 Ending Actual Class Unpaid Interest Distribution Interest Loss of Interest IA-1 0.00 0.00 329,970.40 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 0.00 0.00 42,461.25 IA-5 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 0.00 IA-8 0.00 0.00 82,469.27 IA-9 0.00 0.00 213,333.33 IA-10 0.00 0.00 22,206.69 IA-11 0.00 0.00 8,043.75 IA-12 0.00 0.00 53,437.50 IA-13 0.00 0.00 56,224.58 IA-14 0.00 0.00 63,600.70 IA-X 0.00 0.00 20,734.42 IIA-1 0.00 0.00 74,223.54 IIA-X 0.00 0.00 1,853.66 IIA-P 0.00 0.00 0.00 M 0.00 0.00 46,472.54 B-1 0.00 0.00 22,184.15 B-2 0.00 0.00 10,472.25 B-3 0.00 0.00 11,304.14 B-4 0.00 0.00 5,024.06 B-5 0.00 0.00 5,024.06 R (Compone 0.00 0.00 10.69 Total 0.00 0.00 1,069,050.98 Advances Prior Outstanding Principal Interest Servicer 38521.56 182586.80 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 38521.56 182586.80 Current Period Principal Interest Servicer 37,415.00 113,395.36 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 37,415.00 113,395.36 Recovered Principal Interest Servicer 22,079.14 92,130.40 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 22,079.14 92,130.40 Outstanding Principal Interest Servicer 53,857.42 203,851.76 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 53,857.42 203,851.76 Other Related Information Summary of REO Properties # Property Principal Name Date of REOBalance Book Value 10 20 30 40 50 # Property Date of FinAmount Aggregate Other Name Recovery of Proceeds Rev. Collected 10 20 30 40 50 Summary of Repurchased, Liquidated or Disposed Lo Property Principal # Name Loan NumberBalance Book Value 10 20 30 40 50 Property # Name 10 20 30 40 50 Asset Backed Facts - Pool Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 09/25/02 5 1,236,983 0 0 0.85% 0.72% 0.00% 0.00% 08/26/02 4 1,228,468 1 255,853 0.64% 0.67% 0.16% 0.14% 07/25/02 4 911,193 0 0 0.59% 0.46% 0.00% 0.00% 06/25/02 0 0 1 356,756 0.00% 0.00% 0.14% 0.17% 05/28/02 1 357,158 0 0 0.14% 0.17% 0.00% 0.00% 04/25/02 3 830,913 2 482,926 0.40% 0.37% 0.27% 0.22% 03/25/02 4 1,086,439 0 0 0.52% 0.47% 0.00% 0.00% 02/25/02 5 1,474,188 0 0 0.62% 0.61% 0.00% 0.00% 01/25/02 0 0 3 834,322 0.00% 0.00% 0.35% 0.33% 12/26/01 1 220,114 1 235,990 0.11% 0.08% 0.11% 0.09% 11/26/01 1 236,235 0 0 0.10% 0.08% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 1 547,917 0 0 0.10% 0.18% 0.00% 0.00% 08/27/01 2 453,345 0 0 0.19% 0.15% 0.00% 0.00% 07/25/01 1 237,198 1 234,906 0.10% 0.08% 0.10% 0.07% 06/25/01 2 586,203 0 0 0.19% 0.18% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 09/25/02 0.00 0 1 234,549 0.00% 0.00% 0.17% 0.14% 08/26/02 0.00 0 1 234,818 0.00% 0.00% 0.16% 0.13% 07/25/02 1.00 356,351 2 469,321 0.15% 0.18% 0.30% 0.24% 06/25/02 1.00 234,492 4 1,082,265 0.14% 0.11% 0.57% 0.52% 05/28/02 2.00 480,974 4 1,084,277 0.28% 0.22% 0.55% 0.51% 04/25/02 0.00 0 3 869,887 0.00% 0.00% 0.40% 0.39% 03/25/02 1.00 401,891 2 468,951 0.13% 0.17% 0.26% 0.20% 02/25/02 2.00 637,810 2 469,478 0.25% 0.27% 0.25% 0.20% 01/25/02 3.00 858,362 2 470,001 0.35% 0.34% 0.24% 0.19% 12/26/01 1.00 403,150 3 706,511 0.11% 0.15% 0.33% 0.26% 11/26/01 2.00 640,728 2 470,108 0.21% 0.22% 0.21% 0.16% 10/25/01 2.00 641,393 2 470,612 0.20% 0.22% 0.20% 0.16% 09/25/01 2.00 642,054 1 234,393 0.20% 0.21% 0.10% 0.08% 08/27/01 3.00 903,670 1 237,919 0.29% 0.29% 0.10% 0.08% 07/25/01 3.00 904,584 1 317,636 0.29% 0.29% 0.10% 0.10% 06/25/01 3.00 905,493 3 791,511 0.28% 0.28% 0.28% 0.24% DistributiREO Modifications Date # Balance # Balance 09/25/02 1 12,357 0 0 0.17% 0.01% 0.00% 0.00% 08/26/02 1 14,316 0 0 0.16% 0.01% 0.00% 0.00% 07/25/02 1 257,975 0 0 0.15% 0.13% 0.00% 0.00% 06/25/02 1 258,255 0 0 0.14% 0.13% 0.00% 0.00% 05/28/02 1 258,533 0 0 0.14% 0.12% 0.00% 0.00% 04/25/02 2 573,645 0 0 0.27% 0.26% 0.00% 0.00% 03/25/02 2 574,239 0 0 0.26% 0.25% 0.00% 0.00% 02/25/02 2 574,829 0 0 0.25% 0.24% 0.00% 0.00% 01/25/02 2 575,415 0 0 0.24% 0.23% 0.00% 0.00% 12/26/01 2 575,998 0 0 0.22% 0.21% 0.00% 0.00% 11/26/01 2 576,577 0 0 0.21% 0.20% 0.00% 0.00% 10/25/01 2 577,152 0 0 0.20% 0.20% 0.00% 0.00% 09/25/01 2 577,724 0 0 0.20% 0.19% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 09/25/02 43 12,600,157 7.2154% 6.9529% 7.34%0.073522065 08/26/02 48 13,865,802 7.2241% 6.9616% 7.63%0.075150138 07/25/02 22 6,601,180 7.2315% 6.9690% 3.25%0.033146314 06/25/02 24 6,883,317 7.2367% 6.9742% 3.43%0.033353787 05/28/02 28 8,380,833 7.2426% 6.9801% 3.87%0.039203253 04/25/02 25 7,217,493 7.2462% 6.9837% 3.33%0.032399431 03/25/02 34 9,000,188 7.2505% 6.9880% 4.38%0.039044544 02/25/02 37 10,958,806 7.2577% 6.9952% 4.57%0.045616092 01/25/02 62 18,844,705 7.2679% 7.0054% 7.32%0.074726271 12/26/01 56 16,132,420 7.2747% 7.0122% 6.16%0.059368353 11/26/01 23 6,120,023 7.2775% 7.0150% 2.38%0.021215172 10/25/01 19 6,066,979 7.2797% 7.0172% 1.92%0.020550372 09/25/01 28 8,590,188 7.2798% 7.0173% 2.78%0.028430222 08/27/01 15 4,422,071 7.2823% 7.0198% 1.45%0.014203733 07/25/01 28 8,133,220 7.2858% 7.0233% 2.66% 0.02571747 06/25/01 21 5,890,596 7.2879% 7.0254% 1.94%0.018127436 Asset Backed Facts - Group 1 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 09/25/02 4 1,018,866 0 0 0.70% 0.60% 0.00% 0.00% 08/26/02 3 1,041,185 1 255,853 0.49% 0.57% 0.16% 0.14% 07/25/02 3 722,850 0 0 0.47% 0.38% 0.00% 0.00% 06/25/02 0 0 1 356,756 0.00% 0.00% 0.15% 0.18% 05/28/02 1 357,158 0 0 0.15% 0.17% 0.00% 0.00% 04/25/02 2 639,421 1 234,997 0.28% 0.30% 0.14% 0.11% 03/25/02 3 836,820 0 0 0.41% 0.38% 0.00% 0.00% 02/25/02 4 1,280,627 0 0 0.52% 0.55% 0.00% 0.00% 01/25/02 0 0 3 834,322 0.00% 0.00% 0.36% 0.33% 12/26/01 1 220,114 1 235,990 0.11% 0.08% 0.11% 0.09% 11/26/01 1 236,235 0 0 0.11% 0.09% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 1 547,917 0 0 0.11% 0.19% 0.00% 0.00% 08/27/01 2 453,345 0 0 0.21% 0.15% 0.00% 0.00% 07/25/01 1 237,198 1 234,906 0.10% 0.08% 0.10% 0.08% 06/25/01 2 586,203 0 0 0.20% 0.19% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 09/25/02 0 0 1 234,549 0.00% 0.00% 0.18% 0.14% 08/26/02 0 0 1 234,818 0.00% 0.00% 0.16% 0.13% 07/25/02 1 356,351 2 469,321 0.16% 0.19% 0.31% 0.25% 06/25/02 1 234,492 4 1,082,265 0.15% 0.12% 0.61% 0.55% 05/28/02 1 234,745 4 1,084,277 0.15% 0.11% 0.59% 0.53% 04/25/02 0 0 3 869,887 0.00% 0.00% 0.43% 0.41% 03/25/02 1 401,891 2 468,951 0.14% 0.18% 0.27% 0.21% 02/25/02 2 637,810 2 469,478 0.26% 0.28% 0.26% 0.20% 01/25/02 3 858,362 2 470,001 0.36% 0.34% 0.24% 0.19% 12/26/01 1 403,150 3 706,511 0.11% 0.15% 0.34% 0.27% 11/26/01 2 640,728 2 470,108 0.22% 0.23% 0.22% 0.17% 10/25/01 2 641,393 2 470,612 0.22% 0.23% 0.22% 0.17% 09/25/01 2 642,054 1 234,393 0.21% 0.22% 0.11% 0.08% 08/27/01 3 903,670 1 237,919 0.31% 0.31% 0.10% 0.08% 07/25/01 3 904,584 1 317,636 0.30% 0.30% 0.10% 0.11% 06/25/01 3 905,493 3 791,511 0.30% 0.29% 0.30% 0.26% DistributiREO Modifications Date # Balance # Balance 09/25/02 1 12,357 0 0 0.18% 0.01% 0.00% 0.00% 08/26/02 1 14,316 0 0 0.16% 0.01% 0.00% 0.00% 07/25/02 1 257,975 0 0 0.16% 0.14% 0.00% 0.00% 06/25/02 1 258,255 0 0 0.15% 0.13% 0.00% 0.00% 05/28/02 1 258,533 0 0 0.15% 0.13% 0.00% 0.00% 04/25/02 2 573,645 0 0 0.28% 0.27% 0.00% 0.00% 03/25/02 2 574,239 0 0 0.27% 0.26% 0.00% 0.00% 02/25/02 2 574,829 0 0 0.26% 0.25% 0.00% 0.00% 01/25/02 2 575,415 0 0 0.24% 0.23% 0.00% 0.00% 12/26/01 2 575,998 0 0 0.23% 0.22% 0.00% 0.00% 11/26/01 2 576,577 0 0 0.22% 0.21% 0.00% 0.00% 10/25/01 2 577,152 0 0 0.22% 0.21% 0.00% 0.00% 09/25/01 2 577,724 0 0 0.21% 0.20% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 09/25/02 41 12,147,528 7.2508% 6.9883% 7.18% 7.17% 08/26/02 44 13,102,913 7.2594% 6.9969% 7.15% 7.16% 07/25/02 21 6,335,321 7.2661% 7.0036% 3.30% 3.34% 06/25/02 21 5,976,119 7.2717% 7.0092% 3.20% 3.04% 05/28/02 24 7,422,020 7.2773% 7.0148% 3.52% 3.63% 04/25/02 24 7,017,777 7.2801% 7.0176% 3.40% 3.32% 03/25/02 30 8,160,805 7.2849% 7.0224% 4.08% 3.70% 02/25/02 36 10,753,787 7.2918% 7.0293% 4.67% 4.64% 01/25/02 58 17,900,467 7.3016% 7.0391% 7.00% 7.15% 12/26/01 54 15,661,894 7.3079% 7.0454% 6.12% 5.88% 11/26/01 22 5,911,059 7.3103% 7.0478% 2.43% 2.17% 10/25/01 18 5,866,725 7.3124% 7.0499% 1.95% 2.10% 09/25/01 25 7,903,126 7.3122% 7.0497% 2.63% 2.75% 08/27/01 15 4,422,071 7.3145% 7.0520% 1.56% 1.51% 07/25/01 27 7,698,929 7.3177% 7.0552% 2.72% 2.56% 06/25/01 19 5,366,560 7.3201% 7.0576% 1.88% 1.75% Asset Backed Facts - Group 2 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 09/25/02 1 218,116 0 0 1.72% 1.44% 0.00% 0.00% 08/26/02 1 187,282 0 0 1.61% 1.17% 0.00% 0.00% 07/25/02 1 188,344 0 0 1.59% 1.15% 0.00% 0.00% 06/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/28/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/02 1 191,492 1 247,929 1.41% 1.01% 1.41% 1.31% 03/25/02 1 249,618 0 0 1.33% 1.26% 0.00% 0.00% 02/25/02 1 193,561 0 0 1.32% 0.95% 0.00% 0.00% 01/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 09/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/26/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/28/02 1 246,229 0 0 1.43% 1.33% 0.00% 0.00% 04/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiREO Modifications Date # Balance # Balance 09/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/26/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/28/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 09/25/02 2 452,629 6.8204% 6.5579% 3.45% 2.98% 0.00% 0.00% 08/26/02 4 762,890 6.8212% 6.5587% 6.45% 4.75% 0.00% 0.00% 07/25/02 1 265,860 6.8323% 6.5698% 1.59% 1.62% 0.00% 0.00% 06/25/02 3 907,198 6.8442% 6.5817% 4.55% 5.20% 0.00% 0.00% 05/28/02 4 958,813 6.8620% 6.5995% 5.71% 5.16% 0.00% 0.00% 04/25/02 1 199,717 6.8659% 6.6034% 1.41% 1.06% 0.00% 0.00% 03/25/02 4 839,383 6.8680% 6.6055% 5.33% 4.23% 0.00% 0.00% 02/25/02 1 205,018 6.8682% 6.6057% 1.32% 1.01% 0.00% 0.00% 01/25/02 4 944,238 6.8727% 6.6102% 5.00% 4.42% 0.00% 0.00% 12/26/01 2 470,526 6.8729% 6.6104% 2.44% 2.14% 0.00% 0.00% 11/26/01 1 208,965 6.8764% 6.6139% 1.20% 0.94% 0.00% 0.00% 10/25/01 1 200,254 6.8765% 6.6140% 1.19% 0.88% 0.00% 0.00% 09/25/01 3 687,062 6.8829% 6.6204% 3.45% 2.92% 0.00% 0.00% 08/27/01 0 0 6.8829% 6.6204% 0.00% 0.00% 0.00% 0.00% 07/25/01 1 434,291 6.8896% 6.6271% 1.14% 1.79% 0.00% 0.00% 06/25/01 2 524,037 6.8906% 6.6281% 2.22% 2.11% 0.00% 0.00%